UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2017

RBB BANCORP

(Exact name of registrant as specified in its charter)

California	001-38149	27-2776416
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

660 S. Figueroa Street Suite 1888,
Los Angeles, California	90017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 627-9888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On August 4, 2017, RBB Bancorp issued a press release setting forth the financial results for the quarter ended June 30, 2017, and information relating to our quarterly conference call and webcast. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished pursuant to this Item 2.02.

The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set for the by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated August 4, 2017, announcing the financial results of RBB Bancorp for the quarter ended June 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RBB BANCORP
(Registrant)

Date: August 4, 2017	By:	/s/ David Morris
Executive Vice President and
Chief Financial Officer

Exhibit Index

99.1	Press Release, dated August 4, 2017, announcing the financial results of RBB Bancorp for the quarter ended June 30, 2017.